UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2010

Date of Report (Date of earliest event reported)

AMERICAN PETRO-HUNTER, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-22723	98-0171619
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

17470 North Pacesetter Way
Scottsdale, AZ  85255
Blaine, Washington  98230 USA
(480) 305-2052
(Address and telephone number of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

The following information is being provided under Item 7.01, Regulation FD Disclosure in this Current Report on Form 8-K:  Q&A Interview with Oil and Gas Stock, American Petro-Hunter (the “Company”).

The information in this report is being furnished, not filed, pursuant to Regulation FD.  Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Safe Harbor Statement.

This Report on Form 8-K includes forward-looking information regarding the Company that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “will”, “would”, “should”, “plans”, “likely”, “expects”, “anticipates”, “intends”, “believes”, “estimates”, “thinks”, “may”, and similar expressions, are forward-looking statements.  Statements that are not historical facts are also forward looking statements.  Although we believe that our expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements.  These factors include, among other things:

•	the Company’s ability to replace reserves and efficiently exploit any current reserves;

•	the Company’s ability to make acquisitions on economically acceptable terms;

•	the future price of crude oil and natural gas;

•	the number of wells drilled in the next 12 months;

•	the volume of production per well drilled;

•	the Company’s ability to raise capital;

•	timely delivery of drilling rigs;

•	scheduled construction of pipelines and infrastructure;

•	revenue estimates;

•	production expense estimates;

•	cash flow estimates;

•	future financial performance;

•	planned capital expenditures;

•	market conditions;

•	uncertainties inherent in oil and gas production operations;

•	unexpected future capital expenditures accuracy of well test results; and

•	successful transition from the Company’s well-testing period to full commercial production and the successful management of the Company’s capital development project and other normal business risks.

The foregoing factors do not constitute an exhaustive list of factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and should be read in conjunction with the other cautionary statements and risk factors included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2009 and other cautionary statements described in our subsequent reports filed with the Securities and Exchange Commission.  We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.  We caution you not to place undue reliance on those statements.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit
No.	Description
99.1	Q&A Interview with Oil and Gas Stock, American Petro-Hunter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PETRO-HUNTER INC.,
a Nevada Corporation

Dated: November 4, 2010	/s/ Robert B. McIntosh
Robert B. McIntosh, Chief Executive Officer